EXHIBIT 10.10

                            ASSET PURCHASE AGREEMENT

THIS AGREEMENT, made and entered this 25th day of January, 2002, by and between CAUSEWAY FOODS, INC., A FLORIDA CORPORATION, d/b/a MR. MANATEE'S, with a principal place of business located at 30 Royal Palm Pointe Vero Beach, Florida, 32960, and MR. MANATEE'S FRANCHISE CORPORATION, A FLORIDA CORPORATION, whose address is (hereinafter collectively referred to as "Seller"), STEVEN C. LONG whose address is P. O. Box 3058 Vero Beach, Florida, 32964-3058, (hereinafter referred to as "Long") and CHEFS INTERNATIONAL, INC., A DELAWARE CORPORATION, whose address is c/o Post Office Box 1332 Point Pleasant Beach, NJ 08742, (hereinafter referred to as "Buyer").

                                   WITNESSETH:

     WHEREAS, Seller is an active corporation organized and existing under the laws of the State of Florida; and

     WHEREAS, Buyer is an active corporation organized and existing under the laws of the State of Delaware; and

     WHEREAS, the parties have agreed that the Seller shall sell, and the Buyer shall buy the business known as "MR. MANATEE'S CASUAL GRILLE", together with the name, trademark, goodwill, franchising rights in Mr. Manatee's Franchise Corporation, a Florida Corporation, liquor license, and all furnishings, personal property, fixtures and equipment located at 30 Royal Palm Pointe Vero Beach, Florida 32960, subject to the terms and conditions as hereinafter set forth, and subject further to full performance of the covenants and contingencies expressed herein; and

     WHEREAS, Seller and Long have agreed to be bound by non-competition covenants as hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable considerations, the receipt and adequacy of which is hereby acknowledged, the parties hereto covenant, stipulate and agree as follows:

1. SALE OF ASSETS: The Seller agrees to sell to Buyer free from all liabilities, liens, encumbrances and interests of others, the entire business interests known as "Mr. Manatee's" a/k/a Mr. Manatee's Casual Grille including without limitation, goodwill, the name (with legal transfer/assignment of all trademark, or other Federal/State protection) all personal property, furnishings, fixtures, and equipment, liquor license, franchising rights in Mr. Manatee's Franchise Corporation, a Florida Corporation, and the Business telephone number

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     (collectively  the  "Assets").  Buyer  agrees to purchase the same upon the terms and conditions of this Asset Purchase Agreement (hereinafter referred to as "Agreement").

2. PURCHASE PRICE: The Purchase Price shall be EIGHT HUNDRED THOUSAND DOLLARS ($800,000.00), payable as follows:

     DEPOSIT FIVE THOUSAND DOLLARS ($5,000.00) by earnest money deposit in the form of a check to be held by Gould, Cooksey, Fennell, O'Neill, Marine, Carter & Hafner, P.A. Trust Account at execution of the Agreement.

                         AN ADDITIONAL TWENTY THOUSAND DOLLARS ($20,000.00) due and payable at the end of the DUE DILIGENCE Period as described herein.

     CASH AT CLOSING     SEVEN   HUNDRED    SEVENTY   FIVE   THOUSAND    DOLLARS
                         ($775,000.00)  by  Cashier's  Check  payable to Closing
                         Agent at or before Closing.

3. ACCEPTANCE: Buyer's offer hereby made shall be open for Seller's written acceptance on or before January 17, 2002, and Seller shall deliver to Buyer written acceptance of such offer within 24 hours of such acceptance, or the deposit shall be returned to Buyer.

4. EFFECTIVE DATE: The Effective Date of this Agreement is the date on which the last of the Parties signs the latest offer. TIME IS OF THE ESSENCE of this Agreement. Time periods of 5 days or less shall be computed without including Saturday, Sunday, or national legal holidays and any time period ending on a Saturday, Sunday or national legal holiday shall be extended until 5:00 p.m. on the next business day.

5.   CLOSING:

          (A) The closing shall take place on or before the April 1, 2002, at the law offices of Gould, Cooksey, Fennell, O'Neill, Marine, Carter, & Hafner, P.A., 979 Beachland Blvd. Vero Beach, Florida, at which time the Commercial Lease Option shall be executed. Any extension of this closing date must be in writing and signed by Buyer and Seller.

          (B) At the closing, the parties shall further execute the following documents and take the actions hereinafter described:

          (i) Seller shall execute and deliver to Buyer an Absolute Bill of Sale for all personal property, including furniture and fixtures, included in this sale, as per the Personal Property List attached hereto as per SCHEDULE "A,"

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          and by reference  incorporated  herein, for which Seller warrants that it has good and marketable title, free and clear of all liens and encumbrances, except any liens or encumbrances disclosed herein. Seller hereby agrees to provide Buyer with a final itemized inventory of the personal property within twenty (20) days of the Effective
          Date,  defined  above.   Buyer  specifically   acknowledges  that  any
          outstanding municipal or governmental assessments related to the Royal Palm Pointe project shall be satisfied by Seller upon the subsequent settlement of the real property.

          (ii) Seller shall execute and deliver to Buyer an Assignment of name, franchising rights, and interests, and any other intangible personal property interests relating to the business.

          (iii) Seller shall transfer the Liquor License which he presently holds to Buyer. Buyer shall execute all appropriate documents with the Alcohol and Beverage Department of the State of Florida to effectuate this transfer.

          (iv) Seller shall transfer and assign to Buyer, effective with the Closing of this sale, all rights held by Seller in the trade name "Mr. Manatee's" and "Mr. Manatee's Casual Grille" and any derivations thereof, and hereby waives any rights thereto, and shall not after Closing, make use of such name, directly or indirectly. Seller has disclosed to Buyer a limited license to utilize trade secrets, trade name and logo in favor of David Knudsen ("Knudsen") as set forth in that certain Brevard Foods, Inc. General Manager Employment Agreement dated April 17, 1992, a copy of which has been furnished to the Buyer. Seller shall procure an executed modification to the General Manager Employment Agreement from David Knudsen prior to closing, satisfactory to Buyer, in Buyer's sole discretion. The modification shall provide for limitations upon geographic location, future expansion, relocation, name appropriation and use of proprietary rights and interests. The modification shall also provide that the limited license to utilize trade secrets, the trade name and the logo shall terminate upon the death of Knudsen, or any sale, transfer or conveyance of Knudsen's business interests in the existing Pensacola restaurant location, whether said sale, transfer or conveyance shall be effected by stock transfer, asset sale, gift, devise, lease, or any other form or manner whatsoever.

          (v) Seller shall transfer to Buyer, any and rights held by Seller in the Trademark Registration Number 2,088,906 registered August 19, 1997, and that Trademark Registration Number 1,686,932 registered May 12, 1992, with the United States Patent and Trademark Office. Seller shall further transfer, any rights held by Seller in the class 42 Service Mark number T14429, registered April 29, 1991, and as renewed February 22, 2001, with the State of Florida. Buyer shall execute all appropriate documents to effectuate this transfer, and Seller shall join in, in any application for transfer, as is necessary.

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          (vi)  Seller  and Long shall  execute  and  deliver a Covenant  Not to
          Compete Agreement in the form set forth in Schedule "C", and further described herein.

          (vii) Each party shall execute and deliver Corporate Resolutions authorizing the transactions contemplated herein, and directing the appropriate officers to close the same.

          (viii) Each party shall provide a Certificate of Active Corporate Status from the Division of Corporations, State of Florida and State of Delaware.

          (C) Seller shall keep all cash located at the business and accounted for at midnight on March 31, 2002.

          (D) Buyer shall pay the cash required to close.

          (E) Seller shall deliver  possession of the real and personal property
          indicated  in  Schedules  "A"   (Personal   Property)  and  "B"  (Real
          Property).

          (F) To the extent transferrable, Seller shall transfer any applicable business and/or occupational licenses at closing.

6. REPRESENTATIONS BY SELLER: The Seller warrants and represents, both as of the date hereof, and as a continuing warranty the following:

          (A) It is the owner of and has good and marketable title to all the Assets, free from all encumbrances and interests of others, other than those which shall be satisfied by the Seller at closing or those described herein.

          (B) It has complied with all laws, rules and regulations of the county, state and federal governments.

          (C) It has paid or will pay or make provision for payment of all Social Security, withholding, sales, income and unemployment insurance taxes to the county, state and federal governments to date which would become a lien on the Assets.

          (D) Seller has not entered in to any contract or other agreement, whether oral or written, that will survive closing.

          (E) There are no judgments, liens, actions or proceedings pending against Seller in any court.

          (F) Seller represents that all liquor charges to vendors have been paid and that the Liquor License is free from any violations or encumbrances.

          (G) Seller is a corporation, duly organized and validly existing and in good standing under the laws of the State of Florida, has all requisite power and authority to consummate the transactions
          contemplated  by  this  Agreement,   and  has,  by  proper   corporate
          proceedings, duly authorized the execution and delivery of this Agreement and the consummation of all transactions contemplated herein.

          (H) Seller shall take such steps as are required by Section 607.1202, Florida Statutes, in consideration of the sale by a corporation of all, or substantially all of its property otherwise than in the usual and regular

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          course of business. Seller shall hold appropriate director/stockholder meetings, duly noticed as required by law, or with appropriate waiver(s) of notice, to approve the sale as contemplated herein. Each shareholder/director shall approve the sale as contemplated herein,
          closing  of  this   transaction,   release  any  claims   against  the
          corporation and waive any applicable  dissenter's rights under Section
          607.1301 and 607.1302, Florida Statutes.

          (I) No further action is necessary by Seller to make this Agreement valid and binding upon Seller and enforceable in accordance with the terms hereof, or to carry out the actions contemplated hereby. The execution, delivery, and performance of this Asset Purchase Agreement by the Seller will not (i) constitute a breach or a violation of the Sellers Certificate of Incorporation, By-Laws, or of any law, agreement, indenture, deed of trust, mortgage, loan agreement or other instrument to which it is a party, or by which it is bound; (ii) constitute a violation of any order, judgment or decree to which it is a party or by which its Assets or properties is bound or affected; or (iii) result in the creation of any lien, charge, or encumbrance upon its Assets or properties, except as stated herein.

          (J) Seller shall deliver to Buyer copies of the preceding three (3) years Tax returns and financial statements of the business, all of which are true and complete and have been prepared in accordance with generally accepted accounting principles, consistently followed throughout the period indicated.

          (K) No representation or warranty by the Seller in this Agreement, nor any statement or certificate furnished or to be furnished to the Buyer, pursuant to it, or in connection with the transaction contemplated by it, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained in it not misleading.

          (L) Seller Shall deliver to Buyer copies of all proceedings to which Seller is or was a party as they pertain to violations of the Americans With Disabilities Act, 42 U.S.C. Section 12181.

7. COVENANTS OF SELLER: Seller covenants and represents, both as of the date hereof, and as a continuing warranty the following:

          (A) Seller shall, by Bill of Sale, convey all of the Assets set forth free and clear of all encumbrances and interest of others (except as otherwise herein provided) and will contain the usual warranties and covenants of title.

          (B) Seller hereby agrees, from the date of execution of this Agreement to the date of Closing, to carry on the business activities and operations Of the business diligently and in substantially the same manner as has been customary in the past, and shall not remove any item with exception of (i)

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          product  inventory  sold in the normal  course of  business;  and (ii)
          equipment and other tangible personal property which is retired in the normal course of business provided same is replaced with new equipment or tangible personal property. The business of the Seller will be conducted up to the date of closing in accordance with all laws, rules and regulations of the county, state and federal governments.

          (C) All Social Security, withholding, sales, income and unemployment insurance taxes to the county, state and federal governments will be paid or provided for up to the date of closing.

          (D) At the time of closing, Seller shall have no unpaid creditors including federal, state and local tax liabilities which would create a lien on the Assets or a claim against Buyer for the amount of their debt. Buyer assumes no liability, responsibility or obligations of Seller.

          (E) No judgments or liens will be outstanding at the time of closing against the Seller or against the Assets.

          (F) The Seller, up to the date of closing, will operate and maintain its business in the regular course, will not violate any contract connected with the business and will not remove any stock-in-trade (except as it may be consumed in the regular course of business) and Seller's equipment and other fixed Assets shall be maintained in their present condition, reasonable wear and tear excepted. No employee or owner salaries may be increased, or bonuses taken, prior to closing.

          (G) The Seller will use its best efforts (without making any commitment on Buyers behalf) to preserve the Seller's business organization intact; and to preserve the good will, of its customers and others having business relations with the Sellers business.

          (H) The Seller shall give to the Buyer and to the Buyer's counsel, accountants, or other representatives full access, during normal business hours, throughout the period prior to the closing, to all of the Seller's books, contracts, commitments and records, and shall furnish the Buyer during that period all information concerning the Seller's business operation as the Buyer may reasonably request.

          (I) Seller covenants with Buyer it will not divulge any confidential information, or make available to others any documents, files or other papers concerning the Seller's business or financial affairs, or remove any such documents, files, or other papers from the Sellers premises except with the prior consent and approval of Buyer.

          (J) Seller warrants to best of its knowledge there exist: no pending or threatened judgment, lien, suit, claim or proceeding against Seller not disclosed herein; no condition, act, or event which (with the giving of notice, passage of time, or both) would constitute a breach or default by the Seller under any contract executed by it; no other basis for the assertion against the Seller of any claim or liability not fully reflected or reserved against in its books. Further, there is no unfulfilled contract,

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          agreement,  or commitment  made by Seller which pertains to the Assets or the Real Property and which is not disclosed herein.

          (K) Seller warrants the business and premises meet, at the time of Closing, all government regulations as to health, fire, zoning and other licensing laws, including all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city government and of any and all other agencies, departments and bureaus applicable to the use of the premises as intended by Buyer. This specifically includes compliance with the Americans With Disabilities Act, 42 U.S.C. Section 12181.

          (L) All representations and warranties made by the Seller shall be true at closing and shall survive the closing and the execution and delivery of any document or instrument in connection therewith.

8. INDEMNIFICATION: Seller shall indemnify, protect and hold harmless the Buyer, without the execution of any further documents, from and against all losses, damages, injuries, claims, demands and expenses, including reasonable attorneys' fees, for all proceedings, trials and appeals arising out of any breach of the representations and covenants set forth herein; including, without limitation any damage or deficiency from any misrepresentation, breach of warranty or nonfulfillment of any agreement on the part of the Seller or either of them under this Agreement, or from any misrepresentation in or omission from any certificate or other instrument to be furnished to the Buyer.

9. ITEMIZED INVENTORY: The parties acknowledge that the list of Assets referred to in Schedule "X" of this Asset Purchase Agreement is based upon the best information available to Buyer at the execution hereof. The Seller shall, within twenty (20) days of the execution of this Agreement, provide the Buyer with a comprehensive schedule of the personal property to be acquired, describing the same as necessary for accurate identification. The comprehensive inventory shall be attached to the Bill of Sale, Absolute, along with the merchandise inventory and transferred at closing. Buyer shall purchase the food, liquor, retail goods and paper supplies on hand at the time of closing for a price equal to Seller's cost. Buyer has the right to reject any unwanted inventory. Any payment shall be over and above the purchase price as referenced in paragraph 2 of this Agreement.

10. ALLOCATION: The undersigned agree that the allocation of the Seller's interest in this transaction is as follows:

          Covenant Not to Compete                $  60,000.00
          Personal Property                        125,000.00
          Goodwill                                 555,000.00

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          Liquor License                            60,000.00
          TOTAL:                                 $ 800,000.00
                                                 ============

11. LEASE/OPTION TO PURCHASE: On the Closing Date, Chefs International, Inc., or its assignee (hereinafter "Buyer") will purchase the Assets and execute a five (5) year triple-net lease agreement in favor of Steven Craig Long (hereinafter "Owner") to lease the premises for operation of the Business at Royal Palm Pointe located at 30 Royal Palm Pointe, more particularly described in Schedule "B". Rent shall be payable in the amount of $8,000.00 per month together with all applicable taxes. The lease agreement shall include the use of any easements, boat slips or other appurtenances for the entire lease term. Buyer will be permitted to extend/renew the lease three additional five (5) year terms. Any renewal/extension of the lease shall result in an increase in rent of ten (10%) percent for the additional five
     (5) year term.

     Buyer  shall have an option and right to  purchase  the real  property  and improvements at the end of the initial five (5) year lease term for $1,075,000.00. Terms and conditions of the purchase/sale shall be attached to and contained in the Commercial Lease Option Agreement attached hereto as Schedule "D". Conveyance shall be by General Warranty Deed, free and clear of liens, encumbrances, or defects in title, except taxes for the year of closing.

12. DUE DILIGENCE/INSPECTION: Buyer shall have sixty (60) days extending from the Effective Date to effect any and all inspections, investigations or examinations of the relevant documentation, including without limitation Business financial statements, records, tax returns, Business income and expense data, etc. Said documentation is to be provided by Seller within seven (7) days of execution of this Agreement and shall remain confidential. Diligence shall also include without limitation, procuring an environmental assessment, boundary, improvement survey, structural engineering analysis and regulatory compliance. Buyer shall have access to the property for performing diligence activities. In the event for any reason Buyer finds the Assets/property not to be satisfactory, Buyer may furnish written notice to Seller of such finding by no later than 5:00 p.m. on the sixtieth (60th) day after the Effective Date; in such event, the Deposit shall be immediately refunded to Buyer, and the Agreement deemed void. In the event Buyer does not furnish such written notice to Seller by 5:00 p.m. on the sixtieth (60th) day after the Effective Date, it shall be conclusively presumed that Buyer finds the property to be satisfactory for inspection purposes. Buyer shall further have a right to conduct a final compliance inspection and examination of all documents and records mentioned herein, prior to closing. Buyer agrees to defend, indemnify and hold harmless Seller from and against any claims, actions, damages, expenses, liabilities or losses arising from Buyer's activities conducted pursuant to this Section.

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13.  DEFAULT:  In the event of a default of this Agreement by Buyer,  the Seller shall be entitled to retain all sums paid to it by Buyer as agreed upon liquidated damages, consideration for the execution of this Agreement and in full settlement of any claims; whereupon all parties shall be fully released hereunder. Seller specifically waives the right to seek specific performance of this Asset Purchase Agreement. Should Seller fail, neglect
     or  refuse  to  perform  this  Agreement,   the  Buyer  may  seek  specific
     performance or elect to receive the return of the deposit without thereby waiving any action for damages resulting from Seller's breach.

14. CONDITION OF PERSONAL PROPERTY: All personal property included in this sale, as per attached SCHEDULE "A," is being purchased on an "as is" basis without warranties of merchantability or fitness for any particular purpose. However, at the Closing of this sale, all equipment shall be in working condition. Buyer shall be responsible for inspecting said equipment in order to determine that, as of the date of Closing, said equipment is in working condition and Seller shall be responsible for any cost or expense necessary to insure all equipment is delivered in working condition. After the date of closing, Buyer shall be responsible for the maintenance and repair of all equipment.

15. LOSS/DAMAGE: In the event there is any material loss or damage to the Business premises, or any of the improvements, systems, equipment or other Assets included in this sale at any time prior to the Closing of this sale, the risk of loss shall be upon Seller. Immediately from and after the Close of this sale, all risk of loss or damages shall be upon Buyer. If the destruction, loss or damage is such that the Assets are totally or partially destroyed, Buyer shall have the right to terminate this Agreement, and the rights of the Buyer and the Seller under this Agreement shall thereupon terminate.

16. BUSINESS DEPOSITS: Any and all amounts currently on deposit for the benefit of the business for utility services, leases, insurance, etc., together with all cash located at the business and accounted for at midnight on March 31, 2002, are and shall remain the sole property of Seller and are not included as part of this transaction. Buyer shall, effective with the Closing, deposit such amounts as are necessary to continue the operation of the business.

17. BUSINESS TELEPHONE: Seller agrees to transfer to Buyer at Closing, and Buyer agrees to accept, ownership of the Business telephone number(s) and yellow pages or other advertising that refers to said telephone numbers.

18. BUSINESS MAIL: Seller agrees that all mail relating to the Business shall be routed to Buyer, and Buyer agrees to promptly forward to Seller any mail personalized to Seller.

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19.  BUSINESS RECORDS: At the Closing of the sale, Seller shall deliver to Buyer copies of all documents pertinent to the operation of the Business which Seller may have. Such records shall include copies of those documents necessary to conduct business with suppliers and customers of the Business.

20. LICENSES AND PERMITS: Seller agrees to cooperate with Buyer in obtaining, at Buyer's expense, any licenses, permits, approvals, or certificates necessary for the continued operation of the Business.

21. TRANSITION: Seller shall assist Buyer in the transfer by permitting Buyer's personnel to visit the Business site between the time the Agreement is fully executed and the Closing Date. Seller agrees to assist in the transition by making himself available throughout weekends and evenings through May 30, 2002.

22. PRORATIONS: All transferrable taxes, insurance, licenses, rents, utilities, etc., shall be prorated as of the Closing Date.

23. FINANCIAL INFORMATION: Seller warrants that the financial information supplied to Buyer by Seller is true and correct and is a fair and accurate representation of the financial condition and results of the operation of the Business.

24. ACCOUNTS RECEIVABLE: It is agreed that Seller's accounts receivable, if any, are not included in the purchase price.

25. COVENANT NOT TO COMPETE: Seller and Steven C. Long shall be prevented from competing for a period of five (5) years from the Closing Date, in a geographical area defined as Indian River, Brevard, St. Lucie and Martin Counties, and shall further be precluded from soliciting existing customers or employees during said five (5) year term. Steven C. Long hereby agrees to join in this Agreement for purposes of indicating his assent and agreement to execute and be individually bound by the Covenant Not To Compete Agreement referred to herein, and attached hereto as Schedule "C".

26. CLOSING AGENT: The parties here appoint Christopher H. Marine, Esquire, of Gould, Cooksey, Fennell, O'Neill, Marine, Carter & Hafner, P.A., as Closing Agent to receive, deposit and distribute funds for the parties and acknowledge that Closing Agent shall prepare and obtain execution of escrow instructions, closing documents and instruments evidencing the terms and conditions of this transaction, as are required for the closing, conduct the closing, and provide for recording of the documents. Buyer and Seller agree to execute said documents as are reasonably requested by the Closing Agent and Seller agrees to pay Closing Agent's fees and expenses. Such expenses shall include a judgment and lien search. Such closing documents shall include Seller(s) and Buyer(s)

     Affidavits, Closing Agreement, Bill of Sale, and such other documents as may be necessary, in the opinion of the Closing Agent, to effectuate the transaction. Each party shall be responsible for their own attorneys fees.

27. PRE-CLOSING COVENANTS: Buyer and Seller agree not to divulge any business or financial information pertaining to the business or this transaction prior to Closing, except: (A) Such information may be divulged with the prior written consent of the other party; and (B) to the extent necessary, the parties may reveal such information to their attorneys and other professionals retained by them to assist them in this transaction.

28.  ASSIGNMENT: Buyer may assign this Agreement.

29. BROKERS: Seller acknowledges and affirms unto Buyer that Seller has not contacted or dealt with a real estate broker and/or real estate salesperson in conjunction with the sale of the Property. Buyer acknowledges and affirms unto Seller that Buyer has not contacted or otherwise dealt with either a real estate broker or real estate salesperson. In the event a broker or salesperson makes a claim for a brokerage commission, finder's fee, or similar charge, the party who has contacted such broker or salesperson shall bear the full cost and expense of such brokerage commission, finder's fee, or similar charge. Each party does hereby fully indemnify and save and hold harmless the other party of and from any liability or obligation to pay a brokerage commission, finder's fee, or similar charge.

30. PARAGRAPH HEADLINES: Captions and paragraph headlines in this Agreement are for convenience and reference only and do not define, describe, extend or limit the scope or intent of this Agreement or any provision herein.

31. BINDING EFFECT: This Agreement shall bind and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the parties hereto. The parties hereto acknowledge that this Agreement, including all covenants, representations, warranties and agreements, shall survive the Closing of this transaction.

32. NOTICE: If any party desires to give notice to the other, such notice shall be in writing and be deemed given when deposited in the U.S. mail, postage prepaid, certified mail, addressed to the party intended as follows,

     TO SELLER:                         WITH COPY TO:
     STEVEN CRAIG LONG                  STEVE HENDERSON, ESQ.
     P.O. Box 3058                     Moss, Henderson, et al
     Vero Beach, FL 32964-3058          817 Beachland Blvd.
                                        Vero Beach, FL 32963

     TO BUYER:                          WITH COPY TO:
     CHEFS INTERNATIONAL INC.,          CHRISTOPHER H. MARINE, ESQ.
     a Delaware corporation,            Gould, Cooksey, et al
     Post Office Box 1332               979 Beachland Blvd.
     Point Pleasant Beach, NJ 08742     Vero Beach, FL 32963

33. ENTIRE AGREEMENT: This Agreement constitutes the entire agreement and understanding of the parties and cannot be modified except in writing executed by all parties. All representations made herein shall survive the closing.

34. SEVERABILITY: In the event that any of the terms, conditions, or covenants of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby and effect shall give rise to the intent manifested by the provisions, or portions thereof, held to be enforceable and valid.

35. GIFT CERTIFICATES: Seller has disclosed to Buyer that there are and will be, at the time of Closing, outstanding and unredeemed gift certificates. There will be no adjustment for promotional certificates and coupons. With respect to cash sale gift certificates, Buyer shall be entitled to setoff against the rent due under the commercial lease option, an amount equal to sixty-five percent (65%) of the face value of any such certificates that are redeemed within one (1) year from the date of Closing. Any reduced rental payments shall be accompanied by copies of the redeemed and cancelled gift certificates and a calculation of the setoff amount.

36. TYPEWRITTEN OR HANDWRITTEN PROVISIONS: Typewritten or handwritten provisions inserted in this form and acknowledged by the parties as evidenced by their initials shall control all printed provisions in conflict therewith.

37.  MISCELLANEOUS:

     (A) This Agreement shall not become effective until it has been executed by all of the parties hereto, but shall be dated for purposes hereof as of the date and year first above written.

     (B) This Agreement shall be construed under the laws of the State of Florida.

     (C) Time is of the essence.

     (D) This  Agreement  shall be  binding  upon and  inure to the  benefit of, respectively, the parties, their successors, legal representatives, grantees and assigns, as applicable and appropriate, of all parties of this Agreement.

     (E) This Agreement shall not be construed more strongly against any party, regardless of preparation.

     (F) All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of the other terms of this Agreement shall in no way be affected thereby.

     (G) This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but each counterpart shall together constitute one and the same instrument.

     (H) In the event it becomes necessary for either party herein to seek legal means to enforce the terms of this Agreement, the prevailing party will be eligible for all reasonable attorneys' fees and attorneys' fees on appeal, travel expenses, depositions costs, expert witness expenses and fees, and any other cost of whatever nature reasonable and necessarily incurred by the prevailing party as a necessary incident to the prosecution or defense of such action, plus court costs in all proceedings, trials and appeals.

     (I) No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. All remedies afforded in this Agreement shall be taken and construed as cumulative; this is, in addition to every other remedy provided therein or by law. The failure of either party to enforce at any time of the provisions of this Agreement, or to exercise any option which is herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a waiver or create an estoppel from enforcement of such provisions, nor in any way affect the validity of this Agreement or any part thereof, or the right of either party to thereafter enforce each and every such provision, or to seek relief as a result of the prior breach.

     (J) The covenants, warranties and representations herein contained shall survive the closing of the transaction contemplated hereby.

     (K) This Agreement contains the entire understanding of the parties and supersedes all previous verbal and written agreements; there are no other agreements, representations or warranties not set forth herein.

The undersigned Buyer expressly acknowledges fully reading, understanding and receiving a true copy of this document. THIS IS A LEGALLY BINDING AND FULLY ENFORCEABLE DOCUMENT. A facsimile copy of this document and any signature shall be construed as original.

DATED AND RECEIVED this 25th day of January, 2002

Witnesses By:                        BUYER:

                                     CHEFS INTERNATIONAL, INC.


/s/ Martin W. Fletcher               By: /s/ Anthony C. Papalia
--------------------------------         Anthony C. Papalia, President
                                     Address: Post Office Box 1332
                                              Point Pleasant Beach, NJ 08742
                                     Tel:

                               SELLER'S ACCEPTANCE

     The undersigned accepts the foregoing offer and agrees to sell the above described Business and Assets on the terms and conditions of the foregoing Agreement. Seller acknowledges receipt of a true copy of this document.

     DATED AND ACCEPTED on the 25th day of January, 2002.

                                     CAUSEWAY FOODS, INC.


/s/ Melissa A. [ILLEGIBLE]           By: /s/ Steven C. Long
    --WITNESS--                          Steven C. Long, President
               (CORPORATE SEAL)      Address: 30 Royal Palm Pointe
                                              Vero Beach, FL 32966
                                     Tel:


                                     MR. MANATEE'S FRANCHISE CORPORATION
                                     By: /s/ Steven C. Long
                                         Its:
                                     Address: 30 Royal Palm Pointe
                                              Vero Beach, FL 32966
                                     Tel:


                                     JOINDER

     The undersigned, STEVEN C. LONG, hereby joins in this Agreement to indicate assent and agreement to be bound by the non-competition covenants contained herein, and hereby agrees to individually execute the attached Non-Competition Agreement

/s/ Steven C. Long
----------------------------------------
                                             Steven C. Long

                                  SCHEDULE "A"

                             ASSETS INCLUDED IN SALE

     All items, equipment, furniture, and personal property located at 30 Royal Palm Pointe, Vero Beach, Florida, as more particularly set forth on the 2001 Florida Tangible Personal Property Tax Return, including, but without limitation:

Interior Signs                            Shelving
Miscellaneous Lighting                    Miscellaneous Furniture
Security System                           Cooler Walk-In
6 Paddle Fans                             Restaurant Equipment
Miscellaneous Wall Accents                Air Conditioner
2 two-drawer File Cabinets                Cleveland Steamer
4 Booster Seats                           Sign
Miscellaneous Decorations                 Cash Register
Decor - Frame                             Computer Terminal
Miscellaneous Decor Fixtures              Leasehold Improvements
4 50 lb. Deep Fryers                      Miscellaneous Equipment
2 Stainless Hood Systems                  Computers
Hand Sink with Cabinet                    Telephone System
3 ss. Work Tables                         Furniture & Fixtures
6 Burner Range                            Picture
Fire System                               Kitchen Equipment
Galvanized Hood System                    Restaurant Equipment
Fire Extinguishers                        Stereo
Miscellaneous CL Equipment                Scales
GK Miscellaneous Equipment                Table
SM Decor Equipment                        Equipment 10 Yr Life
Miscellaneous Decor Equipment             Beepers
MC Decor Equipment EDW                    Coffee Machine
Lighting Equipment                        Supplies
SM Decor Fixtures                         Table
Electrical System                         Music Equipment
MC Installation                           Computer Upgrade
MC Installation JW                        Prep Table
Misc Decor                                Prep Station and Shelving
Restaurant  Equipment Supply              Cooler
Miscellaneous Restaurant Equipment
Kitchen Equipment
Copy Machine
Convection Oven

                                  SCHEDULE "B"

Beginning at the Southwest corner Of Government Lot 6,Section 31, Township 32 South, Range 40 East, Indian River County, Florida, run N. 0 degrees 23'43" W. along the West boundary of said Section 31, a distance of 485.66 feet to an intersection with a non-tangent curve, said curve being the North right of way line of State Road 502, a radial bearing to said curve bears S. 19 degrees 25'57" E. thence run N. 76 degrees 06'34" E. 198.05 feet to a point of tangency along the chord to said non-tangent curve having a radius of 1025.37 feet, a central angle of 11 degrees 05'02", an arc of 198.36 feet and being concave to the South; then continue N. 81 degrees 39'05" E. along the said right of way of State Road 502, a distance of 136.47 feet to a point of curvature; thence continue to a point on a curve of said right of way of State Road 502, N. 67 degrees 59'26" E. 508.41 feet on the chord of a 1076.28 foot radius curve having a central angle of 27 degrees 19'25", an arc distance of 513.26 feet and being concave to the Northwest, said point on a curve being the true point of beginning; thence N. 30 degrees 47/31" W. 127.49 feet to a point on the seawall of the Yacht basin as the same now exists; thence continue on said seawall N. 59 degrees, 38'49" E. 48.48 feet to an angle point; thence continue on said seawall
N. 44 degrees 27'49" E. 196.65 feet; thence S. 56 degrees 20'46" E. 122.57 feet, to an intersection with a non-tangent curve on the North right of way of State Road 502; thence run 300.00 feet Southwesterly on the arc of a 1076.28 foot radius curve Concave to the Northwest, with a central angle of 15 degrees 58'14", and having a 299.03 foot chord bearing S. 46 degrees 20'33" W. to the true point Of beginning.

SUBJECT TO that certain fifteen (15) foot Easement recorded in Official Records Book 581, Page 177, public records of Indian River County, Florida. As modified by Quit-Claim Deed recorded in Official Records Book 1056, page 2920, public records of Indian River County, Florida.